For Further Information Contact:
--------------------------------
David L. Renauld
Vice President, Corporate Affairs
(413) 665-8551

FOR IMMEDIATE RELEASE
---------------------
October 20, 2003

                              YDI WIRELESS ACHIEVES
                   RECORD REVENUES AND RETURN TO PROFITABILITY
                              IN THIRD QUARTER 2003

     FALLS CHURCH, VA, October 20, 2003 - YDI Wireless, Inc. (OTCBB:YDIW), a leading developer and supplier of broadband wireless solutions, today reported its financial results for the third quarter ended September 30, 2003.

     Revenue for the quarter ended September 30, 2003 was $8.0 million, an increase of 11% over the revenue of $7.2 million for the quarter ended June 30, 2003 and an increase of 56% over the revenue of $5.1 million for the quarter ended September 30, 2002.

     The net income for the third quarter of 2003 was $628 thousand or $0.04 per share, diluted, compared to net income of $3.6 million or $0.43 per share, diluted, for the second quarter of 2003 and net loss of $4,000 or $0.00 per share, diluted, for the third quarter of 2002. The net income for the second quarter 2003 resulted from the immediate recognition of the negative goodwill from the Young Design-Telaxis transaction. This recognition resulted in a one-time gain of $4.7 million.

     "We are extremely delighted to have returned to profitable operations with significant improvements to our balance sheet," states Robert E. Fitzgerald, Chief Executive Officer, who adds, "We knew that we would be returning to profitable operations at some point after digesting the Telaxis acquisition but did not expect that it would happen this rapidly. Profitability is the result of a fantastic team effort by everyone at YDI that has generated strong top line growth while maintaining a focus on margin improvement and cost containment. Going forward we don't expect our fourth quarter revenues and gross margin to be as high as they were in the third quarter due to some large orders shipped in Q3, component shortages in Q4, and typically weak sales in the last half of December. However, our focus will continue to be revenue growth and ongoing profitability. We believe our excellent third quarter results reflect an increasing recognition of our company and the breadth and quality of our product line, and we believe this recognition will enhance our prospects going forward."

About YDI Wireless
------------------
YDI Wireless, Inc. is a world leader in providing extended range, license free wireless data equipment and is the result of the recent combination of Young Design and Telaxis Communications. This combination brought together Young Design's license-free products that extend the range of IEEE 802.11 wireless local area network systems, point-to-point wireless backhaul products, diverse

YDI Wireless Achieves
Record Revenues and Return to Profitability in Third Quarter 2003
October 20, 2003
Page 2


and broad customer base, and deep market and industry experience with Telaxis' high-frequency millimeter-wave expertise and FiberLeap(TM) and EtherLeap(TM) products. In addition, YDI Wireless is a leading designer of turn-key long distance wireless systems ranging from 19.9 kbps to 1 Gbps for applications such as wireless Internet, wireless video, wireless LANs, wireless WANs, wireless MANs and wireless virtual private networks. Additional information about YDI Wireless as well as its complete product line can be found at the company's website located at http://www.ydi.com or by contacting the company by telephone
                   ------------------
at 413-665-8551 or by email at IR@ydi.com.
                               -----------

Safe Harbor Statement
---------------------
Statements in this press release that are not statements of historical facts are forward-looking statements that involve risks, uncertainties, and assumptions. Our actual results may differ materially from the results anticipated in these forward-looking statements due to risks arising from and relating to the recent combination of Telaxis Communications and Young Design and our ability to achieve the contemplated benefits of that combination; the downturn and ongoing uncertainty in the telecommunications industry and larger economy; the intense competition in our industry and resulting impacts on our pricing, gross margins, and general financial performance; and the other factors discussed in our filings made from time to time with the Securities and Exchange Commission and in our other public statements.

                           - Financial Tables follow -

YDI Wireless Achieves
Record Revenues and Return to Profitability in Third Quarter 2003
October 20, 2003
Page 3


                       YDI WIRELESS, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                        (In thousands, except share data)
                                                                                        YDI Wireless,     Young Design,
                                                                                          Inc. and           Inc. and
                                                                                        Subsidiaries       Subsidiaries
                                                                                       (Consolidated)     (Consolidated)
                                                                                        September 30,      December 31,
                                                                                            2003               2002
                                                                                      ------------------  ---------------
                                                                                         (unaudited)
                                                                                      ------------------
Assets
Current assets:
   Cash and cash equivalents .......................................................  $      6,269      $        939
   Restricted cash .................................................................           141                 -
   Marketable securities ...........................................................         1,110                 -
   Accounts receivable, net ........................................................         2,420             1,686
   Refundable income taxes .........................................................           275                 -
   Other receivables ...............................................................           166                 -
   Inventory .......................................................................         2,869             2,386
   Investment securities - trading .................................................           130                 4
   Deferred tax asset ..............................................................             -               142
   Deposit .........................................................................             -                 1
   Prepaid expenses ................................................................           173               451
                                                                                      ----------------  -------------
       Total current assets ........................................................        13,553             5,609
   Property and equipment, net .....................................................         2,696             1,823

Other Assets:
  Investment in unconsolidated subsidiaries ........................................             -                36
  Investment securities - available-for-sale .......................................         1,304               841
  Intangible assets, net ...........................................................           492                 9
  Deferred tax asset ...............................................................             -               245
  Deposits .........................................................................            49                 9
  Other assets .....................................................................             -                 -
                                                                                      ----------------  -------------
       Total other assets ..........................................................         1,845             1,140
                                                                                      ----------------  -------------
       Total assets ................................................................  $     18,094      $      8,572
                                                                                      ================  =============

Liabilities and Stockholders' Equity
Current liabilities:
   Accounts payable and accrued expenses ...........................................  $      3,411      $      2,158
   Current maturities of notes payable .............................................           249               495
   Current deposit - non-refundable ................................................             -                 9
                                                                                      ----------------  -------------

       Total current liabilities ...................................................         3,660             2,662

Notes payable, net of current maturities ...........................................         1,333             1,402
                                                                                      ----------------  -------------

       Total liabilities ...........................................................         4,993             4,064

Commitments and contingencies                                                                    -                 -

Stockholders' Equity
   Preferred stock, $0.01 par value; authorized 4,500,000, none issued at September
     30, 2003; none authorized, none issued at December 31, 2002 ...................             -                 -
   Common stock, $0.01 par value, authorized 100,000,000, issued 13,592,845 at
     September 30, 2003; $0.01 par value, 30,000,000 shares authorized, issued
     3,750,000 at December 31, 2002 ................................................           135                 2
   Additional paid-in capital ......................................................         4,095               449
   Retained earnings ...............................................................         8,375             4,066
   Accumulated other comprehensive income:
     Net unrealized gain/(loss) on available-for-sale securities ...................           496                (9)
                                                                                      ----------------  -------------
       Total stockholders' equity ..................................................        13,101             4,508
                                                                                      ----------------  -------------
       Total liabilities and stockholders' equity ..................................  $     18,094      $      8,572
                                                                                      ================  =============


YDI Wireless Achieves
Record Revenues and Return to Profitability in Third Quarter 2003
October 20, 2003
Page 4




                       YDI WIRELESS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)
                                   (unaudited)


                                                                  YDI Wireless,  Young Design,   YDI Wireless,  Young Design,
                                                                    Inc. and        Inc. and       Inc. and        Inc. and
                                                                  Subsidiaries    Subsidiaries   Subsidiaries    Subsidiaries
                                                                 (Consolidated)  (Consolidated) (Consolidated)  (Consolidated)
                                                                 -------------------------------------------------------------
                                                                      For the Three Months           For the Nine Months
                                                                      Ended September 30,            Ended September 30,
                                                                 -------------------------------------------------------------
                                                                      2003            2002           2003            2002
                                                                 -------------------------------------------------------------

Revenues ....................................................... $     8,029        $     5,139    $    21,694    $    15,019

Cost of goods sold .............................................       3,741              3,219         13,140          9,682
                                                                 ---------------    -----------    -----------    -----------

    Gross profit ...............................................       4,288              1,920          8,554          5,337

Operating expenses:
    Selling costs ..............................................         698                482          1,701          1,056
    General and administrative .................................       1,841                928          5,781          3,019
    Research and development ...................................         706                277          1,280            472
                                                                 ---------------    -----------    -----------    -----------

       Total operating expenses ................................       3,245              1,687          8,762          4,547
                                                                 ---------------    -----------    -----------    -----------

Operating income (loss) ........................................       1,043                233           (208)           790

Other income (expenses):
    Interest income ............................................          81                  1            112             17
    Interest expense ...........................................         (32)               (39)           (94)          (100)
    Other income (expenses) ....................................         (54)                (8)            (3)            (5)
    Excess of acquired net assets over cost ....................           -                             4,775              -
                                                                 ---------------    -----------    -----------    -----------

       Total other income (expenses) ...........................          (5)               (46)         4,790            (88)
                                                                 ---------------    -----------    -----------    -----------

Income before income taxes .....................................       1,038                187          4,582            702

    Provision for income taxes .................................         410                191            233            191
                                                                 ---------------    -----------    -----------    -----------

Net income (loss)............................................... $        628       $        (4)   $     4,349    $       511
                                                                 ===============    ===========    ===========    ===========

Weighted average shares - basic ................................   13,575,775         3,750,000     10,458,683      3,750,000
                                                                 ===============    ===========    ===========    ===========
    EPS, basic ................................................. $      0.05        $      0.00    $      0.42    $      0.14
                                                                 ===============    ===========    ===========    ===========

Weighted average shares - diluted ..............................   14,073,642         3,750,000     10,582,487      3,750,000
                                                                 ===============    ===========    ===========    ===========
    EPS, diluted ............................................... $       0.04       $      0.00    $      0.41    $      0.14
                                                                 ===============    ===========    ===========    ===========
